SECURITIES AND EXCHANGE COMMISSION

                            Washington, DC 20549


                                 Form 8-K
                               Current Report

   Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

   Date of Report (Date of earliest event reported): February 25, 1999


                        Trans Global Services, Inc.
       (Exact name of Registrant as Specified in its Charter)

 Delaware                            0-23382               62-1544008
 (State or other jurisdiction    (Commission             (IRS Employer
  of incorporation                File No.)               Identification No.)



        1393 Veterans Memorial Highway, Hauppauge, New York 11788
                (Address of Principal Executive Office)


       Registrant's telephone number, including area code: (516) 524-0040

TRANS GLOBAL SERVICES, INC.
FORM 8-K


Item 5.  Other Events.

On February 25, 1999, the Registrant entered into an agreement with Consolidated Technology Group Ltd. ("Consolidated") and Consolidated's wholly-owned subsidiary, SIS Capital Corp. ("SISC"), pursuant to which SISC is to transfer to the Registrant 1,150,000 shares (the "Transferred Shares") of the Registrant's common stock which are owned by SISC in satisfaction of (i) Consolidated's obligations to pay the redemption price of $2,100,000 payable with respect to the Consolidated Series G 2% Cumulative Redeemable Preferred Stock owned by the Registrant together with accrued dividends of approximately $140,000 and (ii) Consolidated's obligations to pay the Registrant $325,952 (the "Consolidated Payable") in respect of advances made by the Registrant to certain of Consolidated's subsidiaries. The agreement also gives Consolidated the right to retain the Transferred Shares if Consolidated pays the redemption price of $2,100,000 together with the accrued dividends and the Consolidated Payable by April 9, 1999. The Transferred Shares and the Series G Preferred Stock will be held in escrow pending the election by Consolidated to make such payment.

SISC is presently the Registrant's largest shareholder, owning 1,529,994 shares of the Registrant's common stock, or approximately 40.1% of the Registrant's common stock. If the Transferred Shares are transferred, SISC will own 379,994 shares, or approximately 14.2% of Registrant's common stock, and SISC will have certain registration rights with respect to such shares.

Item 7.  Financial Statements and Exhibits.

(c)      Exhibits.

99.1 Agreement dated February 25, 1999, among the Registrant, Consolidated Technology Group Ltd. and SIS Capital Corp.

TRANS GLOBAL SERVICES, INC.
FORM 8-K


                              SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            TRANS GLOBAL SERVICES, INC.



Date: February 25, 1999                     Joseph G. Sicinski
                                            President and CEO

TRANS GLOBAL SERVICES, INC.
FORM 8-K


                                   AGREEMENT

AGREEMENT dated this 25th day of February, 1999, by and among Trans Global Services, Inc., a Delaware corporation with offices at 1393 Veterans Memorial Highway, Hauppauge, New York 11788 ("Trans Global"), Consolidated Technology Group Ltd., a New York corporation with offices at 160 Broadway, New York, New York 10038 ("Consolidated"), and SIS Capital Corp., a Delaware corporation with offices at 160 Broadway, New York, New York 10038 ("SISC").

                             W I T N E S S E T H:

WHEREAS, Trans Global is the sole record and beneficial owner of 1,000 shares of the Series G 2% Cumulative Redeemable Preferred Stock, par value $1.00 per share ("Series G Preferred Stock"), of Consolidated; and WHEREAS, pursuant to Consolidated's certificate of incorporation, Trans Global, as the sole holder of the shares of Series G Preferred Stock, has the right to require Consolidated to redeem the shares of Series G Preferred Stock owned by Trans Global for a redemption price of $2,100 per share, or an aggregate of $2,100,000 (the "Redemption Price"); and

WHEREAS, the Series G Preferred Stock provides for the payment by Consolidated of cash dividends thereon (the "Accrued Dividends"), which dividends amounted to $140,000 at January 31, 1999; and

WHEREAS, as of the date of this Agreement, Consolidated is indebted to Trans Global in the aggregate amount of $325,952, including indebtedness arising from advances made by Trans Global to subsidiaries of Consolidated at the request of Consolidated (the "COTG Payable"), but excluding any obligation Consolidated has with respect to its guarantee of certain obligations of Consolidated's majority-owned subsidiary, Arc Networks, Inc., a Delaware corporation ("Arc"), to Trans Global; and

WHEREAS, SISC is a wholly-owned subsidiary of Consolidated; and

WHEREAS, SISC owns an aggregate of 1,529,994 shares (the "SISC Shares") of Trans Global's common stock, par value $.01 per share ("TGSI Common Stock"); and

WHEREAS, pursuant to Consolidated's guarantee to Trans Global dated September 18, 1998 (the "Arc Guarantee"), Consolidated has guaranteed Arc's 10% installment promissory note due August 31, 2003 in the principal amount of $1,216,673 (the "Arc Note"), which is payable to Trans Global; and

WHEREAS, it is in the best interest of Trans Global, Consolidated and SISC to provide, inter alia, (a) for the satisfaction of all of Consolidated's obligations to Trans Global with respect to the Series G Preferred Stock and the COTG Payable by the transfer by SISC to Trans Global of certain of the shares of TGSI Common Stock owned by SISC, (b) for the release of Consolidated's obligations pursuant to the Arc Guarantee under certain conditions, and (c) for the restatement or confirmation of other matters involving Trans Global and Consolidated, all on and subject to the terms and conditions set forth in this Agreement;

TRANS GLOBAL SERVICES, INC.
FORM 8-K

WHEREFORE, the parties do hereby agree as follows.
() Consolidated and SISC agree that, in consideration of the transfer by Trans Global to Consolidated of the Series G Preferred Stock for cancellation and in full satisfaction of all rights of Trans Global and all obligations of Consolidated under or otherwise arising in connection with the Series G Preferred Stock, including all of Consolidated's obligations for the payment of the Redemption Price and the Accrued Dividends thereon and the cancellation and full satisfaction of the COTG Payable, SISC will transfer, and COTG will cause SISC to transfer, to Trans Global on and in the manner hereinafter provided, 1,150,000 shares of the SISC Shares (the "Transferred Shares").

() Trans Global agrees that, in consideration of either (i) the transfer by SISC of the Transferred Shares to Trans Global as provided in this Agreement, on and as of the Closing Date, as hereinafter defined, or (ii) the payment by Consolidated of the Redemption Payment as defined in and paid pursuant to Paragraph 2 of this Agreement, Trans Global unconditionally waives and terminates any right it has or may have, and unconditionally releases Consolidated and SISC from any obligations they have or may have with respect to, (x) the Series G Preferred Stock, including, without limitation, all rights and obligations with respect to the Redemption Price and Accrued Dividends, and
(y) the COTG Payable, in both such instances regardless of whether the Accrued Dividends or the indebtedness underlying the COTG Payable accrued or arose prior to or after the date of this Agreement.

() The certificates for the Transferred Shares and the Series G Preferred Stock shall be delivered by SISC and Trans Global, respectively, to the Escrow Agent, as hereinafter defined, to be held by the Escrow Agent as hereinafter provided, and, unless the Redemption Payment is made as provided in Paragraph 2 of this Agreement, the Transferred Shares shall be delivered by the Escrow Agent to Trans Global, and the Series G Preferred Stock shall be delivered by the Escrow Agent to SISC.

() The transfer of the Transferred Shares to Trans Global in satisfaction of the obligations of Consolidated to Trans Global as set forth in Paragraphs 1(a) and
(b) of this Agreement is referred to in this Agreement as the "Exchange."

Notwithstanding the provisions of Paragraph 1 of this Agreement, Consolidated shall have the right, but not the obligation, in its sole discretion, to pay to Trans Global, at or prior to 5:30 P.M., Eastern Standard Time on April 9, 1999 (the "Transfer Date"), by wire transfer, an amount equal to the sum of (a) the $2,100,000 Redemption Price, (b) the Accrued Dividends to the date of such payment and (c) the COTG Payable, in which event the Transferred Shares shall be delivered to SISC by the Escrow Agent. The payment pursuant to this Paragraph 2 is referred to in this Agreement as the "Redemption Payment."

The date on which the Escrow Agent delivers the certificate for the Transferred Shares to either Trans Global or to SISC and the certificate for the Series G Preferred Stock to Consolidated pursuant to Paragraph 1 or 2 of this Agreement is referred to in this Agreement as the "Closing Date." The parties to this Agreement shall instruct the Escrow Agent as to the delivery of the Transferred Shares and the Series G Preferred Stock as provided in this Agreement.

TRANS GLOBAL SERVICES, INC.
FORM 8-K

In  order  to  implement  the   transfers   contemplated   by  this   Agreement,
contemporaneously with the execution of this Agreement:

() Trans Global, Consolidated and SISC will enter into an escrow agreement (the "Escrow Agreement") with Esanu Katsky Korins & Siger, LLP, as escrow agent (the "Escrow Agent"), in substantially the form of Exhibit A to this Agreement.

() Contemporaneously with the execution of this Agreement:

() SISC shall deliver to the Escrow Agent a certificate for the Transferred Shares accompanied by a stock power duly executed by SISC with signature medallion guaranteed.

() Trans Global shall deliver to the Escrow Agent the stock certificate for the Series G Preferred Stock owned by it.

() Consolidated and SISC will deliver to Trans Global certified copies of resolutions of their respective boards of directors approving the execution and delivery of this Agreement and the consummation of the transactions contemplated by this Agreement, and Trans Global will deliver to Consolidated a certified copy of resolutions of its board of directors approving the execution and delivery of this Agreement and the consummation of the transactions contemplated by this Agreement.

() On the first business day following the Transfer Date or, if the Redemption Payment shall have been made on or prior to the Transfer Date, the first business day following the date that the Redemption Payment shall have been made:

() If the Redemption Payment shall not have been made by Consolidated on or prior to the Transfer Date, the parties shall instruct the Escrow Agent in writing to deliver the Transferred Shares, with stock power attached, to Trans Global.

() If the Redemption Payment shall have been made by Consolidated on or prior to the Transfer Date, the parties shall instruct the Escrow Agent in writing to return the Transferred Shares, with stock power attached, to SISC.

() Regardless of whether the Redemption Payment shall have been made, the certificate for the Series G Preferred Stock shall be transferred to COTG at the same time as the Transferred Shares are delivered either to Trans Global or SISC and the parties shall so instruct the Escrow Agent in writing; provided, however, that if, for any reason, the Transferred Shares are not delivered either to Trans Global pursuant to Paragraph 5(a)(i) of this Agreement or to SISC pursuant to Paragraph 5(a(ii) of this Agreement, no delivery of the Series G Preferred Stock shall be made until such date as the Transferred Shares are delivered to either Trans Global or SISC, and no delivery of the Transferred Shares shall be made until such date as the Series G Preferred Stock is delivered to Consolidated, and no party shall issue contrary instructions to the Escrow Agent with respect to the foregoing matters.

Consolidated and SISC jointly and severally represent and warrant to Trans Global that:

() Each of Consolidated and SISC is a corporation duly organized, validly existing and in good standing under the laws of the state of its incorporation.

TRANS GLOBAL SERVICES, INC.
FORM 8-K

() The Transferred Shares are, and on the Closing Date will be, owned by SISC, subject to no Claims, as hereinafter defined. "Claims" shall mean any security interests, liens, pledges, claims, charges, escrows, encumbrances, options, rights of first refusal, interests of third parties, mortgages, indentures or other agreements, arrangements, contracts, commitments, understandings or obligations, whether written or oral, whether or not relating in any way to credit or the borrowing of money, and whether or not voluntarily incurred except to the extent that any of the foregoing may be created by this Agreement.

() Consolidated and SISC have full power and authority to enter into this Agreement and to carry out the transactions provided for in this Agreement, and this Agreement constitutes, and the Escrow Agreement, when executed and delivered by Consolidated and SISC, will constitute, the legal, valid and binding obligations of Consolidated and SISC, enforceable in accordance with their respective terms, except as enforceability may be limited by applicable bankruptcy, insolvency, moratorium, or similar laws from time to time in effect which affect creditors' rights generally, and by legal and equitable limitations on the enforceability of specific remedies, and that no representation is made as to the enforceability of the indemnification provisions contained in Paragraph 11 of this Agreement. All necessary corporate action required to be taken by Consolidated and SISC for the consummation of the transactions contemplated by this Agreement has been duly and validly taken.

() No consent, approval or agreement of any person, party, court, governmental authority or entity is required to be obtained by Consolidated or SISC in connection with the execution and performance by Consolidated or SISC of this Agreement or the Escrow Agreement.

() The Series G Preferred Stock is duly and validly authorized and issued, fully paid and non-assessable and subject to no rights or claims of Consolidated or any third party claiming by, through or on behalf of Consolidated.

Trans Global represents and warrants to Consolidated and SISC that:

() Trans Global is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware.

() The Series G Preferred Stock is, and on the Closing Date will be, owned by Trans Global, subject to no Claims.

() Trans Global has full power and authority to enter into this Agreement and to carry out the transactions provided for in this Agreement, and this Agreement constitutes, and the Escrow Agreement, when executed and delivered by Trans Global, will constitute, the legal, valid and binding obligations of Trans Global, enforceable in accordance with their respective terms, except as enforceability may be limited by applicable bankruptcy, insolvency, moratorium, or similar laws from time to time in effect which affect creditors' rights generally, and by legal and equitable limitations on the enforceability of specific remedies, and that no representation is made as to the enforceability of the indemnification provisions contained in Paragraph 11 of this Agreement. All necessary corporate action required to be taken by Trans Global for the consummation of the transactions contemplated by this Agreement has been duly and validly taken.

TRANS GLOBAL SERVICES, INC.
FORM 8-K


() No consent, approval or agreement of any person, party, court, governmental authority or entity is required to be obtained by Trans Global in connection with the execution and performance by Trans Global of this Agreement or the Escrow Agreement.

() The SISC Shares are duly and validly authorized and issued, fully paid and non-assessable and subject to no rights or claims of Trans Global or any third party claiming by, through or on behalf of Trans Global.

() As of the date of this Agreement, Trans Global meets the eligibility requirements for a secondary offering by SISC of the Remaining Shares, as hereinafter defined, on a Form S-3 registration statement

Each of Trans Global and Consolidated confirms to the other that: () A certain management services agreement (the "Trinity Agreement"), dated January 1, 1995, as amended to date, between Trans Global and The Trinity Group, Inc. ("Trinity"), a former subsidiary of Consolidated, which agreement was assigned by Trinity to Consolidated on or prior to April 30, 1998, was terminated by the parties on and as of April 30, 1998.

() Neither party has any rights or obligations under or otherwise pursuant to the Trinity Agreement, whether arising prior or subsequent to April 30, 1998.

() All obligations under the Trinity Agreement relating to the period ending April 30, 1998 have been satisfied in full.

Consolidated has advised Trans Global that it has entered into a settlement agreement dated as of January 7, 1999, as amended (the "Settlement Agreement"), with Lewis S. Schiller ("Schiller"), pursuant to which, inter alia, Trans Global and the Schiller Affiliates, as defined in the Settlement Agreement, are to exchange general releases. In connection with the execution by Consolidated of an agreement dated March 30, 1998 (the "Prior Schiller Agreement") between Consolidated, Schiller, Grazyna B. Wnuk ("Wnuk"), E. Gerald Kay ("Kay") and Norman J. Hoskin ("Hoskin"), and pursuant to resolutions adopted by Trans Global's board of directors in April 1998, Consolidated agreed to the exchange of general releases among Consolidated, Trans Global and other entities which were affiliated by Consolidated, on the one hand, and Schiller, Wnuk, Kay and Hoskin, on the other hand. Schiller, Wnuk and Kay have previously executed and delivered their general releases pursuant to the Prior Schiller Agreement. Consolidated has requested that Trans Global ratify and confirm the general releases previously delivered by it to Schiller, Wnuk and Kay under the Prior Schiller Agreement upon receipt of general releases in favor of Trans Global issued by such persons. Accordingly, Trans Global shall execute two general releases contemporaneously with the execution of this Agreement. One of such releases will be in favor of Schiller, Wnuk and Kay, and the second will be in favor of the Schiller Affiliates. Such executed releases shall be delivered, upon execution of this Agreement, to counsel for Trans Global, for delivery to counsel for Consolidated upon, and subject only to, receipt of releases executed by Schiller, Wnuk and Kay and by the Schiller Affiliates in favor of Trans Global. The releases to be executed by Trans Global shall be in substantially the forms attached as Exhibits B and C to this Agreement, and the releases to be delivered to Trans Global shall be in substantially the forms attached as Exhibits D and E to this Agreement.

TRANS GLOBAL SERVICES, INC.
FORM 8-K

Trans Global will release Consolidated from its obligations under the Arc Guarantee and terminate Consolidated's obligations thereunder if Consolidated provides Trans Global with a replacement guarantor whose credit is acceptable to Trans Global. The terms of any replacement guarantee shall be the same as those of Consolidated's guarantee or as may otherwise be acceptable to Trans Global.

() At any time during the period commencing on the later of (i) the date on which Trans Global files its Form 10-K for the year ended December 31, 1998 (the "Filing Date") or (ii) the date on which the Transferred Shares are delivered to Trans Global by the Escrow Agent (the "Delivery Date"), and ending on the Registration Termination Date, as hereinafter defined, Trans Global shall advise SISC or any Permitted Transferee, as hereinafter defined (SISC and a Permitted Transferee being referred to herein as the "holder"), by written notice at least two (2) weeks prior to the filing of any registration statement (other than a registration statement on a Form S-8 or S-4 or any subsequent form relating to employee benefit plans and mergers or acquisitions) under the Securities Act of 1933, as amended (the "Securities Act"), covering securities of Trans Global and will, upon the request of the holder, include in any such registration statement such information as may be required to permit a public offering of any or all of the 379,994 shares of TGSI Common Stock owned by SISC after giving effect to the transfer of the Transferred Shares (the "Remaining Shares"); provided, however, that Trans Global shall not be required to include any Remaining Shares in a registration statement relating solely to an offering by Trans Global of securities for its own account if the managing underwriter requests in writing that Trans Global exclude the Remaining Shares, provided that all other proposed selling stockholders, if any, are treated in the same manner as the holder. In the event that the managing underwriter shall permit the inclusion in any such registration statement of a limited number of shares of TGSI Common Stock for sale by selling stockholders, to the extent that the managing underwriter permits any such shares to be included in the registration statement, Trans Global shall include Remaining Shares and shares to be sold by all persons exercising piggyback or similar registration rights, on a proportional basis, based on the number of shares of TGSI Common Stock which each such person proposes to include in the registration statement. If requested by the managing underwriter in writing, the holder will agree not to sell any of the Remaining Shares included in such registration statement without the consent of such managing underwriter during such period following the effective date of the registration statement, as the managing underwriter may request (the "holdoff period"), and Trans Global shall not be required to include Remaining Shares in such registration statement unless the holder agrees to such hold off. Notwithstanding the foregoing, in no event shall the holder be required to agree to a holdoff period longer than any other selling stockholder whose shares are included in such registration statement or any other registration statement being filed at or about the same time as such registration statement pursuant to piggy-back or similar registration rights. Trans Global shall keep such registration statement current for a period of one (1) year from the effective date of such registration statement (or such longer period as Trans Global is keeping the registration statement current for other selling stockholders) or until the Remaining Shares included in the registration statement shall have been sold, whichever first occurs, or, if the underwriter or managing underwriting agrees to the inclusion of the Remaining Shares in the registration statement only on the condition that the holder agrees to refrain from selling Remaining Shares pursuant to the registration statement for the holdoff period, one (1) year from the conclusion of the holdoff period.

TRANS GLOBAL SERVICES, INC.
FORM 8-K

     It shall be a condition to Trans Global's obligation to include any of the holder's Remaining Shares in a registration statement pursuant to this Paragraph 11(a) or to file a registration statement pursuant to Paragraph 11(b) of this Agreement that the holder provide Trans Global in writing with such information as Trans Global may reasonably request concerning the holder and the holder's proposed plan of distribution and any other information requested by the Securities and Exchange Commission (the "Commission"), the National Association of Securities Dealers, Inc., NASD Regulation, Inc., any stock exchange or market on which the TGSI Common Stock is traded and any state securities commission. Trans Global shall advise the holder in writing of the extent to which a managing underwriter will permit the inclusion of shares of TGSI Common Stock in a registration statement and shall provide the holder with a copy of any requests by the managing underwriter relating to the inclusion of any Remaining Shares in a registration statement.

() If (i) Trans Global is eligible to register the Remaining Shares on a Form S-3 registration statement and (ii) the holder shall give notice to Trans Global at any time during the period commencing on the later of the Filing Date or the Delivery Date and ending on the Registration Termination Date, that the holder contemplates the sale of all or any portion of the Remaining Shares under such circumstances that a public distribution (within the meaning of the Securities
Act) of such Remaining Shares will be involved, then Trans Global shall, within sixty (60) days after receipt of such notice (or, if such notice is given during the first sixty (60) days of a fiscal year, within thirty (30) days after the filing by Trans Global of its Form 10-K Annual Report for such fiscal year), file a registration statement on Form S-3 pursuant to the Securities Act, to the end that the Remaining Shares may be sold publicly under the Securities Act, and Trans Global will use its commercially reasonable efforts to cause such registration statement to become effective. Trans Global shall use its commercially reasonable efforts to keep such registration statement current and effective for a period of one (1) year. The holder shall be entitled to only one
(1) demand registration right pursuant to this Paragraph 11(b), except that, in the event that such registration statement is filed and is either withdrawn or does not become effective (other than upon the written request of the holder), then the holder shall not be deemed to have exercised his or its demand registration right.

() The following provisions shall also be applicable to this Paragraph 11:

() As used in this Paragraph 11, the following terms shall have the meanings set forth below:

() "Registration Termination Date" shall mean the date (the "Rule 144 Date") on which SISC or its Permitted Transferee may sell such of the Remaining Shares as it then owns pursuant to Paragraph (k) of Rule 144 ("Rule 144") of the Commission pursuant to the Securities Act; provided, however, that if SISC or its Permitted Transferee shall have acquired additional shares of TGSI Common Stock subsequent to the date of this Agreement, the Registration Termination Date shall be the earlier of the Rule 144 Date or the date on which SISC or its Permitted Transferee holds less than ten percent (10.0%) of the outstanding shares of TGSI Common Stock.

TRANS GLOBAL SERVICES, INC.
FORM 8-K


() "Permitted Transferee" shall mean the person or entity (I) to whom or to which SISC shall have transferred, in a transaction exempt from the registration requirements of the Securities Act, all of the Remaining Shares then owned by SISC and (II) who shall have agreed in writing to be subject to the provisions of Paragraph 12 of this Agreement; provided, that no transferee to whom Remaining Shares are transferred at a time when SISC is no longer an affiliate, as defined in Rule 144, shall be deemed to be a Permitted Transferee.

() Notwithstanding the provisions of Paragraphs 11(a) and (b) of this Agreement, Trans Global's obligations to file a registration statement and its obligations to keep a registration statement current and effective shall be suspended for an Excusable Reason, as hereinafter defined. If an Excusable Reason shall occur, Trans Global shall give the holder prompt notice thereof, and, if the Remaining Shares are subject to an effective registration statement, the holder shall refrain from thereafter making sales pursuant to the registration statement until the cessation of the Excusable Reason.

() An "Excusable Reason" shall mean the occurrence of negotiations with respect to a material agreement prior to the either the announcement of the execution of the agreement or the termination of the negotiations with respect to such proposed agreement and other similar material corporate events to which Trans Global is a party or expects to be a party if, in the reasonable judgment of Trans Global, on advice of counsel, disclosure of the negotiations or other event would be required to be included in a registration statement filed pursuant to the Securities Act or filed with the Commission in a filing which would be incorporated by reference in such a registration statement and such disclosure would be adverse to the best interests of Trans Global provided that Trans Global is continuing to treat such negotiations as confidential and provided further that the period during which Trans Global is precluded from filing the registration statement (or suspended the use of an effective registration statement) as a result thereof has not exceeded 60 days and provided further that Trans Global shall not be permitted to avoid filing a registration statement (or to suspend the use of an effective registration statement) for an Excusable Reason more than twice in any one-year period. In the event that the use of a registration statement is suspended for an Excusable Reason, the period during which the registration statement shall be kept current and effective shall be extended for the number of days that the use of the registration statement is suspended for an Excusable Reason; provided, that Trans Global shall not be required to keep the registration statement current and effective subsequent to the Registration Termination Date. Trans Global shall advise the holder in writing of the occurrence and termination of an Excusable Reason. Trans Global shall not be in violation of this Paragraph 11 if such delays exceed those provided for in this Paragraph 11(c)(ii)(B) and are caused by action or inaction by the Commission, the National Association of Securities Dealers, Inc., NASD Regulation, Inc., any stock exchange or market or any state securities commission.

() Trans Global shall bear the entire cost and expense of any registration of securities pursuant to Paragraphs 11(a) and (b) of this Agreement. Any holder whose Remaining Shares are included in any registration statement pursuant to this Paragraph 11 shall, however, bear the fees of his or its own counsel and accountants and any transfer taxes or underwriting discounts or commissions and other incidental costs applicable to the Remaining Shares sold by him or it pursuant thereto.

TRANS GLOBAL SERVICES, INC.
FORM 8-K

() Following the effective date of a registration statement which includes Remaining Shares pursuant to Paragraph 11(a) or (b) of this Agreement, Trans Global shall, upon the request of the holder, forthwith supply the holder with such number of prospectuses meeting the requirements of the Securities Act as shall be reasonably requested by the holder to permit the holder to make a public distribution of all the registered Remaining Shares from time to time offered or sold by the holder, provided that the holder shall from time to time furnish Trans Global with such appropriate information (relating to the intentions of the holder) in connection therewith as Trans Global shall request in writing as provided in said Paragraphs 11(a) and (b). Trans Global shall also use its best efforts to qualify the registered shares for sale in such states as the shares being sold by Trans Global and other selling stockholders, if any, are otherwise being registered or qualified and, in up to five other states as the holder shall reasonably request; provided, however, that Trans Global shall not for any such purpose be required to qualify generally to do business as a foreign corporation in any jurisdiction wherein it would not, but for the requirements of this Paragraph 11(c)(iv), be obligated to be so qualified, to subject itself to taxation in such jurisdiction or to consent to general service of process in any such jurisdiction.

() Trans Global shall prepare and file with the Commission such amendments and supplements to such registration statement and any prospectus used pursuant this Paragraph 11 as may be necessary to keep such registration statement current and effective, subject to the provisions of Paragraph 11(c)(ii) of this Agreement, during the period when the holder may sell Remaining Shares pursuant to the registration statement. Trans Global will notify the holder at such time as, for any reason, the prospectus relating to the sale of the Remaining Shares is no longer current and effective, and the holder shall not sell any Remaining Shares pursuant to such registration statement until such time as the holder is advised by Trans Global that the registration statement is current and effective. In the event that the use of a registration statement is suspended pursuant to this Paragraph 11(c)(v), the period during which the registration statement shall be kept effective shall be extended for the number of days that the use of the registration statement is suspended for such reason. In no event shall Trans Global be required to keep any registration statement which includes the Remaining Shares current and effective subsequent to the Registration Termination Date.

() Trans Global shall indemnify and hold harmless the holder, its officers and directors and each underwriter, within the meaning of the Securities Act, who may purchase from or sell any Remaining Shares for the holder and each person who controls the holder and such underwriter within the meaning of the Securities Act, from and against any and all losses, claims, damages and liabilities (collectively, "Losses") caused by any untrue statement or alleged untrue statement of a material fact contained in any registration statement under the Securities Act or any prospectus included therein required to be filed or furnished by reason of this Paragraph 11 or any application or other filing under any state securities law or by any omission or alleged omissions to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, to which the holder or any such underwriter or control person or other indemnified party may become subject under the Securities Act, the Securities Exchange Act of 1934, as amended, or other Federal or state law, rule or regulation, at common law or otherwise, except insofar as such Losses are caused by any such untrue statement or alleged untrue statement or omission or alleged omission which is based upon information furnished or required to be furnished to Trans Global by the holder or any such

TRANS GLOBAL SERVICES, INC.
FORM 8-K



underwriter or other indemnified party expressly for use therein, which indemnification shall include each person, if any, who controls any such underwriter within the meaning of the Securities Act; provided, however, that the holder and such underwriter shall at the same time indemnify Trans Global, its officers and directors, each underwriter and each person, if any, who controls Trans Global or such underwriter within the meaning of the Securities Act and each other person whose securities are being offered or sold pursuant to such registration statement (the "other holders") and each person who controls the other holders within the meaning of the Securities Act, from and against any and all Losses caused by any untrue statement or alleged untrue statement of a material fact contained in any registration statement or any prospectus filed or furnished by reason of this Paragraph 11 or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, insofar as such Losses are caused by any untrue statement or alleged untrue statement or omission based upon information furnished to Trans Global in writing by the holder or such underwriter expressly for use therein; provided, however, that the holder's liability to Trans Global and such underwriter or other indemnified party pursuant to this Paragraph 11(c)(vi) shall not exceed the gross sales price of all Remaining Shares sold by the holder pursuant to such registration statement.

() If any action or claim shall be brought or asserted by a person or entity entitled to indemnification pursuant to Paragraph 11(c)(vi) of this Agreement (an "indemnified party") against Trans Global or any underwriter engaged by Trans Global or any person controlling Trans Global or such underwriter within the meaning of the Securities Act or against the holder or any underwriter engaged by the holder or any person controlling the holder or such underwriter, within the meaning of the Securities Act in respect of which indemnity may be sought pursuant to Paragraph 11(c)(vi) of this Agreement (an "indemnifying party"), the indemnified party shall promptly notify the indemnifying party in writing of the basis for the claim of indemnification and provide the indemnifying party with a copy of all legal papers or other notices or communications served on it in connection therewith, and the indemnifying party shall assume the defense thereof, including the employment of counsel reasonably satisfactory to the indemnified party and the payment of all legal and other expenses in connection therewith. The failure of the indemnified party to notify the indemnifying party as provided in this Paragraph 11(c)(vii) will not relieve the indemnifying party of any liability for indemnification which it may have to the indemnified party pursuant to Paragraph 11(c)(vi) of this Agreement unless the failure to so notify the indemnifying party materially prejudices the rights of the indemnifying party. The indemnified party shall have the right to employ separate counsel in any such action and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of the indemnified party unless (A) the employment thereof has been specifically authorized by the indemnifying party in writing and the indemnifying party shall have agreed in writing to pay such fees and expenses, or (B) the indemnifying party has failed, either (I) with reasonable promptness, to assume the defense and employ counsel as provided in this Paragraph 11(c)(vii), or (II) to appoint counsel to act or otherwise respond to any claim or action prior to the date a response is due, after giving effect to any extensions obtained by or on behalf of the indemnifying party, or (C) the named parties to any such action
(including any impleaded parties) include both an indemnified party and an indemnifying party, and in the judgment of the counsel for the indemnifying party, it is advisable for the indemnified party or controlling person to be

TRANS GLOBAL SERVICES, INC.
FORM 8-K

represented by separate counsel (in which case the indemnifying party shall not have the right to assume the defense of such action on behalf of the indemnified party or such controlling person, it being understood, however, that the indemnifying party shall, in connection with any one such action or separate but substantially similar or related actions arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of only one separate firm of attorneys at any time in each jurisdiction for all indemnified parties (whether pursuant to this Agreement or any other agreements granting registration rights), which firm shall be designated in writing by all the indemnified parties). The indemnifying party shall not be liable for any settlement of any such action effected by an indemnified party without the written consent of the indemnifying party (which shall not be withheld unreasonably in light of all factors of importance to such indemnified party), but if settled with such written consent, or if there be a final judgment or decree for the plaintiff in any such action by a court of competent jurisdiction and the time to appeal shall have expired or the last appeal shall have been denied, the indemnifying party agrees to indemnify and hold harmless the indemnified party from and against any Loss by reason of such settlement or judgment.

() The making of any request for prospectuses hereunder shall not impose on the holder any obligation to sell any Remaining Shares.

() Trans Global's obligations pursuant to this Paragraph 11 shall be applicable to SISC, shall not be available to any transferees except for the Permitted Transferee without the prior approval of Trans Global, and, in the event that SISC shall sell any Remaining Shares other than to a Permitted Transferee, shall continue, as and to the extent set forth in this Paragraph 11, with respect to any Remaining Shares SISC continues to hold. Nothing in this Paragraph 11(c)(ix) shall give the holder any right to transfer any Remaining Shares except in compliance with all applicable Federal and state securities laws.

() In the event that Consolidated makes the Redemption Payment and, as a result thereof, the Transferred Shares are delivered to SISC by the Escrow Agent, Trans Global's obligations pursuant to this Paragraph 11 shall terminate on and as of the date of such delivery.

In connection with any public offering by Trans Global of its securities for its own account, regardless of whether Remaining Shares are included in the registration statement relating to such offering or have otherwise been registered pursuant to Paragraph 11 of this Agreement, Consolidated and SISC will agree not to publicly sell (which term includes a short sale or a sale against the box), assign or transfer any shares of TGSI Common Stock then owned by them for the same period as is agreed to by all of Trans Global's executive officers and directors; provided, however, that this Paragraph 12 shall not apply in the event that Consolidated makes the Redemption Payment.

() This Agreement, including the Exhibits, which constitute integral parts of this Agreement, constitutes the entire agreement of the parties with respect to the subject matter thereof, superseding and terminating any and all prior or contemporaneous oral and prior written agreements, understandings or letters of intent between or among the parties with respect to the subject matter of this Agreement. No part of this Agreement may be modified or amended, nor may any

TRANS GLOBAL SERVICES, INC.
FORM 8-K

right be waived, except by a written instrument which expressly refers to this Agreement, states that it is a modification or amendment of this Agreement or a waiver under this Agreement and is signed by the parties to this Agreement, or, in the case of waiver, by the party granting the waiver. No course of conduct or dealing or trade usage or custom and no course of performance shall be relied on or referred to by any party to contradict, explain or supplement any provision of this Agreement, it being acknowledged by the parties to this Agreement that this Agreement is intended to be, and is, the complete and exclusive statement of the agreement with respect to its subject matter. Any waiver shall be limited to the express terms thereof and shall not be construed as a waiver of any other provisions or the same provisions at any other time or under any other circumstances.

() If any section, term or provision of this Agreement shall to any extent be held or determined to be invalid or unenforceable, the remaining sections, terms and provisions shall nevertheless continue in full force and effect.

() All notices and other communications required or permitted by this Agreement shall be in writing signed by the party giving such notice, and delivered personally or sent by overnight courier, mail or messenger against receipt thereof or sent by registered or certified mail, return receipt requested, or by facsimile transmission or similar means of communication if receipt is confirmed or if transmission of such notice is confirmed by mail as provided in this Paragraph 13(c). Notices shall be deemed to have been received on the date of personal delivery or telecopy or, if sent by certified or registered mail, return receipt requested, shall be deemed to be delivered on the fifth (5th) business day after the date of mailing. Notices shall be sent to the parties at their respective addresses set forth at the beginning of this Agreement to the attention of the person executing this Agreement on behalf of such party or by telecopier, to Trans Global at (516) 724-0039, or to Consolidated or SISC at
(212) 233-5023. A copy of any notice shall be sent in like manner, with respect to Trans Global, to Esanu Katsky Korins & Siger, LLP, 605 Third Avenue, New York, New York 10158, telecopier (212) 953-6899, Attention of Asher S. Levitsky P.C., and, with respect to Consolidated or SISC, to Robert L. Blessey, Esq., 51 Lyon Ridge Road, Katonah, NY 10536, telecopier (914) 232-0647. Any party may, by like notice, change the address, person or telecopier number to which notice shall be sent.

() This Agreement shall be governed and construed in accordance with the laws of the State of New York applicable to agreements executed and to be performed wholly within such State, without regard to any principles of conflicts of law. Each of the parties hereby (i) irrevocably consents and agrees that any legal or equitable action or proceeding arising under or in connection with this Agreement shall be brought in the Federal or state courts located in the County of New York or Suffolk in the State of New York, (ii) by execution and delivery of this Agreement, irrevocably submits to and accepts the jurisdiction of said courts, (iii) waives any defense that such court is not a convenient forum, and
(iv) consents to any service of process made in the manner set forth in Paragraph 13(c) of this Agreement (other than by telecopier), in addition to any other method of service permitted by law. In any action brought pursuant to this

TRANS GLOBAL SERVICES, INC.
FORM 8-K

Agreement based on an alleged breach of this Agreement, the prevailing party shall be entitled to reimbursement of all costs incurred by it in connection therewith to the extent, if at all, awarded or allowed by the court or other tribunal in which the action or proceeding has been commenced; provided, however, that nothing in this Paragraph 13(d) shall be construed to affect in any manner the provisions of Paragraph 11(c)(vii) of this Agreement.

() Each of the parties to this Agreement shall be responsible and liable for its own expenses incurred in connection with the preparation of this Agreement and the consummation of the transactions contemplated by this Agreement and related expenses, except as expressly provided in this Agreement.

() Each party to this Agreement is relying on his or its own tax advisors as to the tax consequences of this Agreement and the transactions contemplated by this Agreement, and no party is making any representations or warranties of any kind as to such tax consequences to any other party.

() Neither party shall make a public announcement concerning this Agreement without the consent of the other parties. Consolidated and Trans Global each understands that they are required to disclose this Agreement on a Form 8-K.

() This Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and permitted assigns; provided, however, that, except as expressly provided in this Agreement, neither party may assign this Agreement or any of its rights under this Agreement without the prior written consent of the other party.

() Each party to this Agreement agrees, without cost or expense to any other party, to deliver or cause to be delivered such other documents and instruments and to take such other action as may be reasonably requested by any other party to this Agreement in order to carry out more fully the provisions of, and to consummate the transaction contemplated by, this Agreement.
() This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument. [Signatures on Next Page]

TRANS GLOBAL SERVICES, INC.
FORM 8-K

IN WITNESS WHEREOF, the parties have executed this Agreement on the date first written above.


                                              TRANS GLOBAL SERVICES, INC.



                                  By:

                                        Joseph G. Sicinski, President and CEO

                                        CONSOLIDATED TECHNOLOGY GROUP LTD.



                                  By:

                                        Seymour Richter, President and CEO

                                        SISC CAPITAL CORP.

TRANS GLOBAL SERVICES, INC.
FORM 8-K

                                                                  Exhibit A

                               February , 1999



Esanu Katsky Korins & Siger, LLP
605 Third Avenue
New York, New York 10158

Attention of Asher S. Levitsky P.C.

                                                       Re:  Escrow Agreement

Gentlemen:

Pursuant to an agreement (the "Agreement") dated the date of this Escrow Agreement, between Trans Global Services, Inc., a Delaware corporation ("Trans Global"), Consolidated Technology Group Ltd., a New York corporation ("Consolidated") and SIS Capital Corp., a Delaware corporation ("SISC"), SISC is transferring 1,150,000 shares (the "Transferred Shares") of Trans Global's common stock, par value $.01 per share ("Common Stock") to Trans Global in exchange, inter alia, for the cancellation of 1,000 shares of Consolidated's Series G 2% Cumulative Redeemable Preferred Stock, par value $1.00 per share ("Series G Preferred Stock"), which are owned by Trans Global. Trans Global, Consolidated and SISC are referred to collectively as the "parties" and each as a "party."

() Contemporaneously with the execution of this Escrow Agreement, (a) SISC has delivered to Esanu Katsky Korins & Siger, LLP (the "Escrow Agent") certificates for the Transferred Shares, issued in SISC's name, and accompanied by an executed stock power with signature medallion guaranteed, and (b) Trans Global has delivered to the Escrow Agent a certificate for the Series G Preferred Stock issued in Trans Global's name. The Escrow Agent hereby acknowledges receipt of the Securities. The Escrow Agent agrees to hold the certificates for the Transferred Shares and the Series G Preferred Stock (collectively, the "Securities") as escrow agent hereunder, on and subject to the terms of this Escrow Agreement.

() Upon receipt by the Escrow Agent of any written instructions (the "Instructions") from and signed by either Trans Global, Consolidated or SISC as to the disposition of the Securities, the Escrow Agent shall, within seven (7) business days after the Escrow Agent's receipt of the Instructions, send a copy of the Instructions ("Notice of Instructions") to the other parties. If the Escrow Agent does not receive any conflicting Instructions from either of the other parties prior to 5:30 P.M., New York City time, on the tenth (10th) business day following the date such Notice of Instructions is given, the Escrow Agent shall deliver the Securities in accordance with the Instructions. If the Instructions are signed by Trans Global, Consolidated and SISC, the Escrow Agent shall deliver the Securities in the manner provided in such Instructions. Notwithstanding the foregoing, no Instructions shall provide for the delivery of the Securities to any person other than Trans Global, Consolidated or SISC.

TRANS GLOBAL SERVICES, INC.
FORM 8-K

() In the event that the Escrow Agent shall receive conflicting Instructions from the parties as to the delivery of the Securities or in the event that the Escrow Agent shall be uncertain as to its obligations with respect to the Securities, the Escrow Agent shall have no obligation other than to retain possession of the Securities until the Escrow Agent shall have received joint written instructions from Trans Global, Consolidated and SISC as to the disposition of the Securities or an order from a court of competent jurisdiction final beyond right of review. In addition, the Escrow Agent may, on notice to the parties, deposit the Securities into court, there to abide a decision of the court. In this connection, Trans Global, Consolidated and SISC consent to the exclusive jurisdiction of the Federal and state courts located in the City, County and State of New York.

() In the event that the Escrow Agent shall not receive the Instructions provided for in Paragraph 2 of this Escrow Agreement by April 30, 1999, the Escrow Agent may, on notice to the parties, deposit the Securities into a Federal or state court located in the City, County and State of New York, there to abide a decision of the court.

() This Escrow Agreement shall terminate upon a distribution of the Securities pursuant to Paragraph 2 or 3 of this Escrow Agreement or a deposit of the Securities into court pursuant to Paragraph 3 or 4 of this Escrow Agreement or upon the agreement of all of the parties hereto.

() Trans Global, Consolidated and SISC agree jointly and severally to indemnify, defend and hold the Escrow Agent harmless from and against any loss, damage, tax, liability and expense that may be incurred by the Escrow Agent arising out of or in connection with the Escrow Agent's acceptance of its appointment as Escrow Agent hereunder, including the legal costs and expenses of defending itself against any claim or liability in connection with the Escrow Agent's performance hereunder.

() It is agreed that the Escrow Agent's duties and obligations are only such as are herein specifically provided and no other; that the Escrow Agent shall have no liability under, or duty to inquire into, the terms and provisions of any agreement between the parties, including the Agreement; that such duties are purely ministerial in nature, and that the Escrow Agent shall not incur any liability whatsoever so long as the Escrow Agent shall have acted in good faith, except for its willful misconduct or gross negligence. The Escrow Agent may consult with counsel of its choice, including its partners and employees and attorneys who serve as counsel to the Escrow Agent, and shall not be liable for any action taken, suffered or omitted by the Escrow Agent in accordance with the advice of such counsel. The Escrow Agent shall not be bound by any modification, amendment, termination, cancellation, rescission or supersession of this Escrow Agreement unless the same shall be in writing and signed by Trans Global, Consolidated and SISC and, if the Escrow Agent's duties as Escrow Agent hereunder are affected thereby, the Escrow Agent. In the event that the Escrow Agent shall be uncertain as to its duties or rights under this Escrow Agreement or shall receive instructions, claims or demands from the parties which, in the Escrow Agent's opinion, are in conflict with each other or with any of the provisions of this Escrow Agreement, the Escrow Agent shall refrain from taking any action other than to keep safely all Securities held by it until the Escrow Agent shall be directed otherwise in writing by Trans Global, Consolidated and SISC or by a final judgment of a court of competent jurisdiction. The Escrow

TRANS GLOBAL SERVICES, INC.
FORM 8-K

Agent shall have no liability for following the Instructions herein contained or expressly provided for or written Instructions given pursuant to this Escrow Agreement. The Escrow Agent shall have no responsibility for the genuineness or validity of any document or other item deposited with or delivered to the Escrow Agent and shall have no liability for acting in accordance with any written instructions or certificates given to the Escrow Agent hereunder and believed by the Escrow Agent to be signed by the proper person. The Escrow Agent shall not be required to institute legal proceedings of any kind and shall not be required to defend any legal proceedings which may be instituted against the Escrow Agent in respect of this Escrow Agreement unless requested to do so and jointly and severally indemnified by the parties to this Escrow Agreement to the Escrow Agent's satisfaction against the cost and expense of such defense.

() Consolidated and Trans Global shall each pay fifty percent (50%) of the Escrow Agent's fees in connection with the administration of this Escrow Agreement, which shall not exceed two thousand dollars ($2,000) unless (a) there is a dispute among the parties or (b) there is any legal proceeding involving the Securities or otherwise relating to this Escrow Agreement, including, but not limited to, an interpleader proceeding pursuant to Paragraph 3 or 4 of this Escrow Agreement.

() The Escrow Agent may at any time resign hereunder by giving written notice of its resignation to the parties, at their addresses set forth below, at least twenty (20) business days prior to the date specified for such resignation to take effect. If the Escrow Agent shall resign, and upon the effective date of the resignation of the Escrow Agent, all property then held by the Escrow Agent pursuant to this Escrow Agreement shall be delivered by the Escrow Agent to such person as may be designated in writing by the joint Instructions of Trans Global, Consolidated and SISC, whereupon all such Escrow Agent's obligations hereunder shall cease and terminate. If no such person shall have been designated by such date, all of the Escrow Agent's obligations hereunder shall, nevertheless, cease and terminate. The Escrow Agent's sole responsibility thereafter shall be to keep safely all property then held by the Escrow Agent and to deliver the same to a person jointly designated by Trans Global, Consolidated and SISC.

() Any notice, request, demand and other communication hereunder ("Notice") shall be in writing and shall be deemed to have been duly given if delivered by hand, overnight courier or messenger service, against a signed receipt or acknowledgment of receipt, or sent by registered or certified mail, return receipt requested, or telecopier or similar means of communication if receipt is acknowledged or if the communication is confirmed by mail as provided in this Paragraph 9, addressed to Trans Global at 1393 Veterans Memorial Highway, Hauppauge, New York 11788, telecopier (516) 724-0039, Attention of Mr. Joseph G. Sicinski, President and CEO, or to Consolidated or SISC at 160 Broadway, New York, New York 10038, telecopier (212) 233-5023, Attention of Mr. Seymour Richter, President and CEO, and to Esanu Katsky Korins & Siger, LLP at 605 Third Avenue, Suite 1600, New York, NY 10158, telecopier (212) 953-6899, attention of Asher S. Levitsky P.C. A copy of any Notice to Trans Global shall be sent to Asher S. Levitsky P.C. at the foregoing address and telecopier number and a copy of any notice to Consolidated or SISC shall be sent to Robert L. Blessey, Esq., 51 Lyon Ridge Road, Katonah, NY 10536, telecopier (914) 232-0647. Any party may, by like notice, change the person, address or telecopier number to which Notice should be sent. Notice shall be deemed given when personally delivered as aforesaid, or, if mailed as aforesaid, on the fifth business day after the mailing thereof or on the day actually received, if earlier, except for a notice

TRANS GLOBAL SERVICES, INC.
FORM 8-K

of a change of address which shall be effective and deemed to have been given only upon receipt. Notice by telecopier shall be deemed given when received.

() This Agreement shall be governed by the laws of the State of New York applicable to agreements executed and to be performed wholly within such State.

() Each party acknowledges that Esanu Katsky Korins & Siger, LLP is also acting as counsel for Trans Global in connection with the Agreement, that such firm has acted as counsel for Consolidated, SISC and their subsidiaries in matters not related to the Agreement, and that such firm shall have the right to represent Trans Global in any action relating to or arising out of the Agreement.

                         Very truly yours,

                         TRANS GLOBAL SERVICES, INC.

                          By:

                              Joseph G. Sicinski, President and CEO

                               CONSOLIDATED TECHNOLOGY GROUP LTD.

                          By:

                              Seymour Richter, President and CEO

                                SIS CAPITAL CORP.

                          By:
                                Seymour Richter, President and CEO


                               AGREED TO AND ACCEPTED:
                               ESANU KATSKY KORINS & SIGER, LLP


                           By:
                                   [Name, Title]

TRANS GLOBAL SERVICES, INC,
FORM 8-K
                                                           Exhibit B


                  Form of Release from Trans Global to Schiller

                             GENERAL RELEASE

Consolidated Technology Group Ltd., a New York corporation ("Consolidated"), SIS Capital Corporation, a Delaware corporation ("SISC"), Netsmart Technologies, Inc., Trans Global Services, Inc. and Arc Networks, Inc., on their own behalf and on behalf of their respective subsidiaries, as Releasors, hereby and forever discharge Lewis S. Schiller, Grazyna B. Wnuk and E. Gerald Kay and their respective heirs, executors, administrators, successors, assigns and counsel, as Releasees, from any and all Claims, as hereinafter defined, actions, causes of action, suits, debts, dues, sums of money, accounts, reckonings, bonds, bills, specialties, covenants, contracts, controversies, agreements, promises, variances, trespasses, damages, judgments, extent, executions, claims, and demands whatsoever, in law, admiralty or equity, which they, and their heirs, executors, administrators, successors and assigns may ever have had or may then have for, upon, or by reason of any matter, cause or thing whatsoever from the beginning of the world to the date of this release, except, with respect to Releasee, those obligations specifically undertaken by Releasee pursuant to the Applicable Agreements.

As used in this Release, the term "Claims" shall mean any claim of any kind, whether known or unknown, liquidated or contingent, which any Releasor or any person claiming through any releasor has or may have against any Releasee.

As used in this Release, the Applicable Agreements shall mean the following agreements and undertakings:

     . Agreement dated as of March 30, 1998, by and among Consolidated, SISC and Lewis S. Schiller.

     . Agreement dated as of March 30, 1998, by and among Consolidated, SISC, Schiller, Grazyna B. Wnuk, E. Gerald Kay and Norman J. Hoskin.

     . Agreement  dated as of March 30, 1998, by and among CTG, SISC and Grazyna
B. Wnuk.

     . Agreement dated as of March 30, 1998, by and among CTG, SISC, E. Gerald Kay and Norman J. Hoskin.

     . Settlement Agreement dated as of January 7, 1999, between Consolidated and Schiller, as amended.

This Release may not be changed orally.

This release shall be governed by the laws of the State of New York applicable to contracts made and fully to be performed solely within such State.

                                               [Signatures on Next Page]

TRANS GLOBAL SERVICES, INC.
FORM 8-K



IN WITNESS WHEREOF, the Releasors have executed this Release this ____ day of February, 1999.


CONSOLIDATED TECHNOLOGY GROUP LTD.
By:

      Seymour Richter, President and CEO



SIS CAPITAL CORP.
By:

      Seymour Richter, President and CEO



NETSMART TECHNOLOGIES, INC.
By:

      James L. Conway, President and CEO


TRANS GLOBAL SERVICES, INC.
By:

      Joseph G. Sicinski, President and CEO



ARC NETWORKS, INC.
By:

      Peter Parrinello, President and CEO

TRANS GLOBAL SERVICES, INC.
FORM 8-K

                                    ACKNOWLEDGMENTS

STATE OF NEW YORK     )
                               :  ss.:
COUNTY OF NEW YORK    )


On February , 1999, before me personally came Seymour Richter, to me known, who, being duly sworn, did depose and state that he resides at 27 Briarcliff Drive, Monsey, New York 10952, that he is the duly elected president and chief executive officer of each of Consolidated Technology Group Ltd. and SIS Capital Corp., with due authority to execute the foregoing Release on the behalf of each corporation, the corporations which are described in and which executed the Release, and that he signed his name thereto by order of the Board of Directors of each of said corporations and that the above instrument constitutes the act and deed of such corporations, and duly acknowledged to me that he thus executed the same.


                                                       Notary Public

STATE OF NEW YORK     )
                               :  ss.:
COUNTY OF             )



On February , 1999, before me personally came James L. Conway, to me known, who, being duly sworn, did depose and state that he resides at 951 Roxbury Drive, Westbury, New York 11590, that he is the duly elected president and chief executive officer of Netsmart Technologies, Inc., with due authority to execute the foregoing Release on the behalf of such corporation, the corporation which is described in and which executed the Release, and that he signed his name thereto by order of the Board of Directors of said corporation and that the above instrument constitutes the act and deed of such corporation, and duly acknowledged to me that he thus executed the same.



                                                          Notary Public


STATE OF NEW YORK     )
                               :  ss.:
COUNTY OF             )

On February , 1999, before me personally came Joseph G. Sicinski, to me known, who, being duly sworn, did depose and state that he resides at 38 Woodhollow Road, Great River, New York 11739, that he is the duly elected president and chief executive officer of Trans Global Services, Inc. with due authority to execute the foregoing Release on the behalf of such corporation, the corporation which is described in and which executed the Release, and that he signed his name thereto by order of the Board of Directors of said corporation and that the above instrument constitutes the act and deed of such corporation, and duly acknowledged to me that he thus executed the same.


                                                          Notary Public

TRANS GLOBAL SERVICES, INC.
FORM 8-K


 STATE OF NEW YORK     )
                               :  ss.:
COUNTY OF             )

On February , 1999, before me personally came Peter Parrinello, to me known, who, being duly sworn, did depose and state that he resides at 9 Paul Court, Tappan, NY 10983, that he is the duly elected president and chief executive officer of Arc Networks, Inc., with due authority to execute the foregoing Release on the behalf of such corporation, the corporation which is described in and which executed the Release, and that he signed his name thereto by order of the Board of Directors of said corporation and that the above instrument constitutes the act and deed of such corporation, and duly acknowledged to me that he thus executed the same.


                                                          Notary Public

TRANS GLOBAL SERVICES, INC.
FORM 8-K
                                                                  Exhibit C
       Form of Release from Trans Global to Affiliates of Schiller
                                  R E L E A S E

Reference is made to that certain Settlement Agreement dated January __, 1999, by and between CONSOLIDATED TECHNOLOGY GROUP LTD. and LEWIS S. SCHILLER (the "Settlement Agreement"), the terms of which are incorporated herein by reference thereto. Any capitalized terms which are used but not defined herein shall have the meanings ascribed to them in the Settlement Agreement.

For One Dollar ($1.00) and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, SIS CAPITAL CORP., ARC
NETWORKS, INC., TRANS GLOBAL SERVICES, INC., NETSMART TECHNOLOGIES, INC., INTERNATIONAL MAGNETIC IMAGING LIQUIDATION CORP., THE REPRESENTATIVE, and all subsidiaries and parents thereof, and all "control persons" as defined by the applicable provisions of the Federal securities laws, and all entities owned, controlled by, or under common control with any of them, and their respective officers, directors, shareholders, principals, employees, counsel, agents and consultants (hereinafter collectively, the "COTG Affiliate Releasors"), do hereby unconditionally and irrevocably release and discharge Carol Schiller, Blake Schiller, Douglas Schiller, Linda Schiller, Michael Schiller, DLB, Inc., Grace Wnuk, Sequential Electronics, Inc., S-Tech, Inc., FMX Corporation, SES Holdings, Inc., Spectech, Inc., The Trinity Group, Inc. and Universal International, Inc., and all entities owned, controlled by, or under common control with any of them and their respective officers, directors, shareholders, principals, employees, counsel, agents, consultants, heirs, administrators, executors, personal representatives, successors and assigns (hereinafter collectively referred to as the "Schiller Affiliate Releasees"), from any and all actions, causes of action, suits, debts, dues, sums of money, accounts, reckonings, bonds, bills, specialties, covenants, obligations, contracts, controversies, agreements, promises, variances, trespasses, damages, liabilities, judgments, executions, claims and demands whatsoever, in law, admiralty or equity (whether known or unknown and whether liquidated or unliquidated), whether asserted individually, derivatively, or in any other capacity, which the COTG Affiliate Releasors, or any of them, ever had, now have or hereafter can, shall or may have against the Schiller Affiliate Releasees for, by reason of, in any way based upon, arising out of, related to, or connected with, directly or indirectly, any matter, cause, thing, transaction, act, or omission whatsoever from the beginning of the world to and including the date hereof, except for any claims or rights which any of the COTG Affiliate Releasors may have against any of the Schiller Affiliate Releasees arising out of or based upon (a) any of the matters which are described in clauses (i) through (iv) of Section 8.2 of the Settlement Agreement, and (b) all matters pertaining to claims by FMX Corporation and/or Michael Schiller against Consolidated Technology Group Ltd., or any subsidiary thereof, for certain amounts alleged due to Michael Schiller with respect to his compensation for the 1997 calendar year, it being expressly understood and acknowledged by the COTG Affiliate Releasors that neither of the matters referred to in clauses (a) and
(b) above shall constitute, or be deemed to constitute, an admission of any liability or obligation by or on behalf of any of the Schiller Affiliate Releasees with respect thereto, any such liabilities or obligations being hereby expressly denied by each of the Schiller Affiliate Releasees.

No provision of this Release may be amended, modified or waived except by a written instrument executed by the COTG Affiliate Releasors and the Schiller Affiliate Releasees.

TRANS GLOBAL SERVICES, INC.
FORM 8-K


If any term or provision of this Release is held to be illegal or invalid, such illegality or invalidity shall not affect the remaining terms or provisions hereof, and each term and provision of this Release shall be enforced to the fullest extent permitted by law.

This Release shall be binding upon each of the COTG Affiliate Releasors and their successors and assigns, heirs, executors and personal representatives and inure to the benefit of the Schiller Affiliate Releasees and their respective successors and assigns.

This Release may be signed in any number of counterparts, and by any of the COTG Affiliate Releasors or the Representative in separate counterparts, each of which, when so executed, shall be deemed to be a binding original and all of which, when taken together, shall constitute one and the same Release.

This Release shall be governed by and construed in accordance with the laws of the State of New York with respect to contracts made and to be fully performed within such state, without regard to the conflicts of laws principles thereof.

Each of the COTG Affiliate Releasors and the Representative hereby represents and warrants to the Schiller Affiliate Releasees that this Release has been duly authorized by all required action of the COTG Affiliate Releasors and the Representative.

TRANS GLOBAL SERVICES, INC.
FORM 8-K


IN WITNESS WHEREOF, each of the undersigned has executed this Release as of the ___ day of January, 1999.


WITNESS:                                         SIS CAPITAL CORP.

____________________                    By:_______________________________
                                           Seymour Richter
                                          President and Chief Executive Officer
___________________
Print Name

WITNESS:                                         ARC NETWORKS, INC.

____________________                    By:_______________________________
                                            Peter Parrinello, President
____________________
Print Name

WITNESS:                                     TRANS GLOBAL SERVICES, INC.

____________________                    By:_______________________________
                                             Joseph Sicinski, President
____________________
Print Name

WITNESS:                        INTERNATIONAL MAGNETIC IMAGING LIQUIDATION CORP.

____________________                    By:_______________________________
                                             Seymour Richter
                                           President and Chief Executive Officer
____________________
Print Name

WITNESS:                                     NETSMART TECHNOLOGIES, INC.

____________________                    By:_______________________________

____________________                    __________________________________
Print Name                                       Print Name and Title


WITNESS:          EDWARD D. BRIGHT, solely in his capacity as the Representative

____________________                    __________________________________
                                              Edward D. Bright, Representative
____________________
Print Name

TRANS GLOBAL SERVICES, INC.                                       Exhibit D
FORM 8-K

              Form of Release from Schiller to Trans Global

                             GENERAL RELEASE

Lewis S. Schiller, Grazyna Wnuk and E. Gerald Kay, as Releasors, hereby and forever discharge Consolidated Technology Group Ltd., a New York corporation ("Consolidated"), SIS Capital Corporation, a Delaware corporation ("SISC"), Netsmart Technologies, Inc., Trans Global Services, Inc., Arc Networks, Inc., on their own behalf and on behalf of their respective subsidiaries, and their respective officers and directors (acting in such capacities), counsel and their respective heirs, executors, administrators, successors and assigns, as Releasees, from any and all Claims, as hereinafter defined, actions, causes of action, suits, debts, dues, sums of money, accounts, reckonings, bonds, bills, specialties, covenants, contracts, controversies, agreements, promises, variances, trespasses, damages, judgments, extent, executions, claims, and demands whatsoever, in law, admiralty or equity, which they, and their heirs, executors, administrators, successors and assigns may ever have had or may then have for, upon, or by reason of any matter, cause or thing whatsoever from the beginning of the world to the date of this release, except, with respect to any Releasee, those obligations specifically undertaken by such Releasee pursuant to the Applicable
Agreements.

As used in this Release, the term "Claims" shall mean any claim of any kind, whether known or unknown, liquidated or contingent, which any Releasor or any person claiming through any Releasor has or may have against any Releasee.

As used in this Release, the Applicable Agreements shall mean the following agreements:

          . Agreement dated as of March 30, 1998, by and among Consolidated, SISC and Lewis S. Schiller.

          . Agreement dated as of March 30, 1998, by and among Consolidated, SISC, Lewis S. Schiller, Grazyna B. Wnuk, E. Gerald Kay and Norman J. Hoskin.

          . Agreement dated as of March 30, 1998, by and among CTG, SISC and Grazyna B. Wnuk.

          . Agreement dated as of March 30, 1998, by and among CTG, SISC, E. Gerald Kay and Norman J. Hoskin.

          .  Settlement   Agreement  dated  as  of  January  7,  1999,   between
     Consolidated and Schiller, as amended.
     This release may not be changed orally.

This release shall be governed by the laws of the State of New York applicable to contracts made and fully to be performed solely within such State.

TRANS GLOBAL SERVICES, INC.
FORM 8-K


IN WITNESS WHEREOF, the Releasors have executed this Release this _____ day of February, 1998.




                                                 Lewis S. Schiller




                                                 Grazyna B. Wnuk




                                                 E. Gerald Kay

TRANS GLOBAL SERVICES, INC.
FORM 8-K

                                  ACKNOWLEDGMENT


STATE OF                       )
                               :  ss.:
COUNTY OF                      )

On , 1999, before me personally came Lewis S. Schiller, to me known, and known to me to be the individual described in, and who executed the foregoing instrument, and duly acknowledged to me that he thus executed the same.



                                             Notary Public

STATE OF                       )
                               :  ss.:
COUNTY OF                      )

On , 1999, before me personally came Grazyna B. Wnuk, to me known, and known to me to be the individual described in, and who executed the foregoing instrument, and duly acknowledged to me that he thus executed the same.



                                              Notary Public

STATE OF                       )
                               :  ss.:
COUNTY OF                      )

On , 1999, before me personally came E. Gerald Kay, to me known, and known to me to be the individual described in, and who executed the foregoing instrument, and duly acknowledged to me that he thus executed the same.



                                                Notary Public

TRANS GLOBAL SERVICES, INC.
FORM 8-K                                                         Exhibit E



             Form of Release from Schiller's Affiliates to Trans Global

                              R E L E A S E

Reference is made to that certain Settlement Agreement dated January __, 1999, by and between CONSOLIDATED TECHNOLOGY GROUP LTD. and LEWIS S. SCHILLER (the "Settlement Agreement"), the terms of which are incorporated herein by reference thereto. Any capitalized terms which are used but not defined herein shall have the meanings ascribed to them in the Settlement Agreement.

For One Dollar ($1.00) and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, CAROL SCHILLER, BLAKE SCHILLER, DOUGLAS SCHILLER, LINDA SCHILLER, MICHAEL SCHILLER, DLB, INC., GRACE WNUK, SEQUENTIAL ELECTRONICS, INC., S-TECH, INC., FMX CORPORATION, SES HOLDINGS, INC., SPECTECH, INC., THE TRINITY GROUP, INC. and UNIVERSAL INTERNATIONAL, INC., for themselves and all other entities owned, controlled by, or under common control with any of them and their respective officers, directors, shareholders, principals, employees, agents, consultants, heirs, administrators, executors, personal representatives, successors and assigns (hereinafter collectively referred to as the "Schiller Affiliate  Releasors"),  do hereby  unconditionally and irrevocably  release and discharge  Consolidated  Technology Group Ltd., SIS
Capital Corp., Arc Networks, Inc., Trans Global Services, Inc., Netsmart Technologies, Inc., International Magnetic Imaging Liquidation Corp., the Representative and all subsidiaries and parents thereof, and all "control persons" as defined by the applicable provisions of the Federal securities laws, and all entities owned, controlled by, or under common control with any of them, and their respective officers, directors, shareholders, principals, employees, counsel, agents (including any investment banker or market maker) and consultants (hereinafter collectively, the "COTG Releasees"), from any and all actions, causes of action, suits, debts, dues, sums of money, accounts, reckonings, bonds, bills, specialties, covenants, obligations, contracts, controversies, agreements, promises, variances, trespasses, damages, liabilities, judgments, executions, claims and demands whatsoever, in law, admiralty or equity (whether known or unknown and whether liquidated or unliquidated), whether asserted individually, derivatively, or in any other capacity, which the Schiller Affiliate Releasors, or any of them, ever had, now have or hereafter can, shall or may have against the COTG Releasees for, by reason of, in any way based upon, arising out of, related to, or connected with, directly or indirectly, any matter, cause, thing, transaction, act, or omission whatsoever from the beginning of the world to and including the date hereof, except for (a) any of the matters which are described in clauses (i) through (v) of Section 8.1 of the Settlement Agreement, (b) any claims with respect to the ownership of any and all shares of common stock and warrants to purchase shares of common stock of the COTG Releasees owned by any of the individual Schiller Affiliate Releasors, (c) any claims for indemnification which Wnuk may have against COTG pursuant to the applicable provisions of the Related Agreements, and (d) claims by FMX Corporation and/or Michael Schiller against Consolidated Technology Group Ltd. for certain amounts alleged due to Michael Schiller with respect to his compensation from FMX Corporation for the 1997 calendar year, it being expressly understood and acknowledged by the Schiller Affiliate Releasors that none of the matters referred to in clauses (a) through (d) above shall constitute, or be deemed to constitute, an admission of any liability or obligation by or on behalf of any of the COTG Releasees with respect thereto, any such liabilities or obligations being hereby expressly denied by each of the COTG Releasees.

TRANS GLOBAL SERVICES, INC.
FORM 8-K


No provision of this Release may be amended, modified or waived except by a written instrument executed by the Schiller Affiliate Releasors and the COTG Releasees.

If any term or provision of this Release is held to be illegal or invalid, such illegality or invalidity shall not affect the remaining terms or provisions hereof, and each term and provision of this Release shall be enforced to the fullest extent permitted by law.

This Release shall be binding upon each of the Schiller Affiliate Releasors and their successors and assigns, heirs, executors, administrators and personal representatives and inure to the benefit of the COTG Releasees and their respective successors and assigns.

This Release may be signed in any number of counterparts, and by any of the Schiller Affiliate Releasors in separate counterparts, each of which, when so executed, shall be deemed to be a binding original and all of which, when taken together, shall constitute one and the same Release.

This Release shall be governed by and construed in accordance with the laws of the State of New York with respect to contracts made and to be fully performed within such state, without regard to the conflicts of laws principles thereof.

Each of the Schiller Affiliate Releasors hereby represents and warrants to the COTG Releasees that this Release has been duly authorized by all required action of the Schiller Affiliate Releasors.

TRANS GLOBAL SERVICES, INC.
FORM 8-K


IN WITNESS WHEREOF, each of the Schiller Affiliate Releasors has executed this Release as of the ___ day of January, 1999.


WITNESS:


____________________           __________________________________
                                                 Carol Schiller
____________________
Print Name

WITNESS:


____________________           __________________________________
                                                 Blake Schiller
____________________
Print Name

WITNESS:


____________________           __________________________________
                                                 Douglas Schiller
____________________
Print Name

WITNESS:


____________________           __________________________________
                                                 Linda Schiller
____________________
Print Name

WITNESS:


____________________           __________________________________
                                                 Michael Schiller
____________________
Print Name

WITNESS:                                DLB, Inc.


____________________           By:_______________________________

____________________           __________________________________
Print Name                              Print Name and Title

TRANS GLOBAL SERVICES, INC.
FORM 8-K



WITNESS:


____________________           __________________________________
                                                 Grace Wnuk
____________________
Print Name


WITNESS:                                SEQUENTIAL ELECTRONICS, INC.


____________________           By:_______________________________

____________________           __________________________________
Print Name                              Print Name and Title


WITNESS:                                S-TECH, INC.


____________________           By:_______________________________

____________________           __________________________________
Print Name                              Print Name and Title


WITNESS:                                FMX CORPORATION


____________________           By:_______________________________

____________________           __________________________________
Print Name                              Print Name and Title


WITNESS:                                SES HOLDINGS, INC.


____________________           By:_______________________________

____________________           __________________________________
Print Name                              Print Name and Title

WITNESS:                                SPECTECH, INC.


____________________           By:_______________________________

____________________           __________________________________
Print Name                              Print Name and Title

TRANS GLOBAL SERVICE, INC.
FORM 8-K






WITNESS:                                THE TRINITY GROUP, INC.


____________________           By:_______________________________

____________________           __________________________________
Print Name                              Print Name and Title


WITNESS:                                UNIVERSAL INTERNATIONAL, INC.


____________________           By:_______________________________

____________________           __________________________________
Print Name                              Print Name and Title